THIRD AMENDMENT
                                     to the
                                AMP INCORPORATED
                            PENSION RESTORATION PLAN

     The AMP Incorporated Pension Restoration Plan (the "Plan"), as amended and restated in its entirety effective January 1, 1995, and thereafter amended on two occasions is hereby further amended effective as of April 23, 1997 to add new Sections 9.2 and 9.3, as follows:

          9.2. Notwithstanding the foregoing, upon a Change of Control of AMP Incorporated, all rights of all then active Employees who have accrued a benefit under the Plan shall be fully vested.

          9.3. For the purposes of this Section 9, a "Change of Control" of AMP Incorporated shall mean:

          (a) any Person (as defined below) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), directly or indirectly, of securities of AMP Incorporated ("AMP"), not including in the securities beneficially owned by such Person any securities acquired directly from AMP or its affiliates, representing 30% or more of either the then outstanding shares of common stock of the Corporation or the combined voting power of the Corporation's then outstanding securities; or

          (b) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of AMP) whose appointment or election by the Board or nomination for election by AMP's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved; or

          (c) there is consummated a merger or consolidation of AMP with any other corporation or the issuance of voting securities of AMP in connection with a merger or consolidation of AMP (or any direct or indirect subsidiary of AMP) pursuant to applicable stock exchange requirements, other than (A) a merger or consolidation that would result in the voting securities of AMP outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% (effective on and after July 23, 1997, at least 66-2/3%) of the combined voting power of the voting securities of AMP, or such surviving entity or any parent thereof, outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of AMP (or similar transaction) in which no Person is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of AMP (not including in the securities beneficially owned by such Person any securities acquired directly from AMP or its affiliates)representing 30% or more of either the then outstanding shares of common stock of AMP or the combined voting power of AMP's then outstanding securities; or

          (d) the stockholders of AMP approve a plan of complete liquidation or dissolution of AMP or there is consummated an agreement for the sale or disposition by AMP of all or substantially all of AMP's assets, other than a sale or disposition by AMP of all or substantially all of AMP's assets to an entity, at least 70% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of AMP immediately prior to such sale.

          (e) For the purpose of this Section, "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include:

               (i) AMP or any of its subsidiaries;

               (ii) a trustee or other fiduciary holding securities under an employee benefit plan of AMP or any of its subsidiaries;

               (iii) an underwriter temporarily holding securities pursuant to an offering of such securities; or

               (iv) a corporation owned, directly or indirectly, by the stockholders of AMP in substantially the same proportions as their ownership of stock of AMP.

     Executed this 6th day of August, 1997.

                                AMP Incorporated

                                By:  /s/   J. E. Marley
                                     ----------------------------

                                Title:  Chairman of the Board
                                     ----------------------------